MERIDIAN FUND
                                                 July 24, 1996

To Our Shareholders:

The Meridian Fund's net asset value per share at June 28, 1996, was $32.21. This represents an increase of 7.7% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 449.2% and 15.4%, respectively. The Fund's assets at the close of the quarter were invested 23.7% in cash and cash equivalents, and 76.3% in stocks. Total net assets were $384,087,020 and there were 15,388 shareholders.

Stocks posted another solid performance during the second quarter. All the popular averages advanced. The S&P 500 gained 3.9 percent, the Dow Jones Industrials 1.2 percent and the NASDAQ composite increased 7.6 percent, as technology stocks rebounded from a weak first quarter. This is the sixth straight quarterly advance for the S&P 500. Year to date, the S&P 500 is up 8.9 percent and the NASDAQ composite 12.6 percent. The Dow Jones Bond Index declined from 103.25 to 101.71 during the quarter, a drop of 1.5 percent. The yield on the five-year government bond increased from 6.1 percent on March 31 to 6.5 percent on June 30.

The economy continued to move forward at a moderate pace with a slight pick up in the level of inflation and interest rates during the quarter. Industrial production, employment, business productivity, new construction and retail sales all reflect a growing economy. The high level of consumer debt is somewhat troubling. Our forecast for the balance of the year is for continued growth accompanied by modest increases in the level of interest rates and inflation.

We spent a considerable amount of time visiting with company management during the past three months. We attended research conferences, visited companies, attended meetings and listened to conference calls. The companies included a number of rapidly growing and well-positioned small and medium-sized growth companies with excellent prospects. Yet we still have approximately 25 percent cash. The problem for us has been price. Since the end of the quarter, however, there has been a meaningful correction in small and medium-sized growth stocks. The NASDAQ has declined from a peak of 1249 during the second quarter to 1062 at the time of this writing, a decline of fifteen percent. The rapidly growing high multiple stocks have been hardest hit. Many have declined in excess of thirty percent and some more than fifty percent. This decline removes some of the speculation and froth from an overvalued market and increases our prospects for redeploying our cash in emerging growth stocks going forward.

During the quarter we established positions in Heilig-Meyers Company, Mac Frugals Bargains * Closeouts Inc., The York Group, Inc. and added to our position in Quorum Health Group, Inc. We sold Baby Superstore, Inc., Healthsource, Inc., KEMET Corporation, Mercury Finance Company and Paging Network, Inc.

One company we believe is well-positioned and reasonably valued is Buffets, Inc. The company is the leading operator of buffet style restaurants, all you can eat at a fixed price, with over 250 units. The company appeals to a broad range of value-oriented consumers, including families and senior citizens. The restaurants offer a wide variety of freshly prepared items in an attractive and informal setting. During the past year, management has focused on strengthening the company's infrastructure and has recently acquired its largest competitor, Home Town Buffets. We expect future growth in the 15 percent to 20 percent range. The shares are attractively priced, selling at roughly 12 times our estimated earnings.

We welcome those new shareholders who joined the Meridian Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       ----------------------------
                                       Richard F. Aster, Jr.

SCHEDULE OF INVESTMENTS AND NET ASSETS
JUNE 30, 1996
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------
     COMMON STOCK - 76.3%
       BANKING AND FINANCE - 2.0%
          Bancorp Hawaii, Inc. ................................  215,000       $7,740,000
       CELLULAR COMMUNICATIONS - 9.5%
          AirTouch Communications, Inc. .......................  358,000       10,113,500
          Cellular Communications, Inc. - Series A.............  216,200       11,485,625
          MFS Communications Company, Inc. ....................  135,000        5,079,375
          Vanguard Cellular Systems, Inc. - Class A............  445,000        9,678,750
       CONSUMER PRODUCTS - 0.5%
          The York Group, Inc..................................  120,000        2,070,000
       CONSUMER SERVICES - 7.6%
          Service Corp. International..........................  220,000       12,650,000
          Sotheby's Holdings, Inc. - Class A...................  500,000        7,250,000
          Stewart Enterprises, Inc. - Class A..................  300,000        9,375,000
       ENERGY - 2.4%
          Belden & Blake Corp. ................................  329,000        6,826,750
          Lomak Petroleum, Inc.................................  172,000        2,451,000
       HEALTH SERVICES - 17.1%
          American Medical Response, Inc. .....................  236,000        8,319,000
          Beverly Enterprises, Inc. ...........................  465,000        5,580,000
          Community Health Systems, Inc. ......................  197,000       10,194,750
          HEALTHSOUTH Corporation..............................  240,000        8,640,000
          Neuromedical Systems, Inc. ..........................   83,600        1,254,000
          Quorum Health Group, Inc. ...........................  435,000       11,473,125
          RISCORP, Inc. .......................................  384,700        7,020,775
          Vivra, Inc. .........................................  395,000       12,985,625
       INDUSTRIAL SERVICES - 2.4%
          Paychex, Inc. .......................................  195,000        9,384,375
       MEDIA - 2.0%
          British Sky Broadcasting Group plc...................  191,000        7,759,375
       REAL ESTATE INVESTMENT TRUSTS - 8.5%
          Equity Residential Properties Trust..................  228,000        7,495,500
          Oasis Residential, Inc. .............................  260,000        5,687,500
          Spieker Properties, Inc. ............................  285,000        7,766,250
          Tanger Factory Outlet Centers, Inc. .................  200,000        4,650,000
          The Town and Country Trust...........................  540,000        7,087,500

JUNE 30, 1996
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------

     COMMON STOCK (continued)
       RESTAURANTS - 2.8%
          Buffets, Inc. .......................................  550,000       $6,737,500
          Cracker Barrel Old Country Store, Inc. ..............  164,000        3,977,000
       RETAIL - 13.6%
          Bed, Bath and Beyond, Inc. ..........................  355,000        9,496,250
          Cato Corporation - Class A...........................  400,000        2,400,000
          Heilig-Meyers Company................................  340,000        8,160,000
          Kohl's Corporation...................................  260,000        9,522,500
          Mac Frugals Bargains * Closeouts Inc. ...............  245,000        4,348,750
          The Gymboree Corporation.............................  295,000        8,997,500
          Value City Department Stores, Inc. ..................  400,000        4,400,000
          Williams-Sonoma, Inc. ...............................  200,000        4,725,000
       TECHNOLOGY - 6.0%
          Molex Inc. - Class A.................................  226,250        6,646,094
          National Data Corp. .................................  275,000        9,418,750
          Xilinx, Inc. ........................................  215,000        6,826,250
       TRANSPORTATION - 1.9%
          Fritz Companies, Inc. ...............................  230,000        7,417,500
                                                                              -----------
       TOTAL COMMON STOCK
       (Identified cost $220,099,355...........................               293,090,869
                                                                              -----------
     U.S. GOVERNMENT OBLIGATIONS (Identified cost $84,034,431) - 22.1%
       U.S. Treasury Bills @ 5.086% due 07/11/96........................       84,883,889
                                                                              -----------
       TOTAL INVESTMENTS
       (Identified Cost $304,983,244)...................................      377,974,758
                                                                              -----------
     CASH AND OTHER ASSETS LESS LIABILITIES - 1.6%......................        6,112,262
                                                                              -----------
     NET ASSETS - 100%..................................................     $384,087,020
                                                                              ===========
     Shares of capital stock outstanding................................       11,924,230
                                                                              ===========
     Net asset value per share..........................................           $32.21
                                                                              ===========

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1996
================================================================================

     ASSETS
       Investments (Cost $304,983,244)....................................   $377,974,758
       Cash and cash equivalents..........................................      5,993,126
       Receivables for:
          Sales of capital stock..........................................        371,565
          Dividends.......................................................        260,464
          Interest........................................................         26,627
          Securities sold.................................................         25,874
       Prepaid expenses...................................................          5,381
                                                                               ----------

          TOTAL ASSETS....................................................    384,657,795
                                                                               ----------
     LIABILITIES
       Payables for:
          Investment advisory fee.........................................        257,406
          Capital stock repurchased.......................................        218,146
          Securities purchased............................................         25,900
       Accrued expenses...................................................         69,323
                                                                               ----------

          TOTAL LIABILITIES...............................................        570,775
                                                                               ----------

     NET ASSETS...........................................................   $384,087,020
                                                                               ==========

     Shares of capital stock outstanding, par value $.01
       (25,000,000 shares authorized).....................................     11,924,230
                                                                               ==========

     Net asset value per share (offering and redemption price)............         $32.21
                                                                               ==========

     Net assets consist of:
       Paid in capital....................................................   $285,046,769
       Accumulated net realized gain......................................     24,301,796
       Net unrealized appreciation on investments.........................     72,991,513
       Undistributed net investment income................................      1,746,942
                                                                               ----------
                                                                             $384,087,020
                                                                               ==========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1996
================================================================================

     INVESTMENT INCOME
       Dividends.............................................   $2,589,529
       Interest..............................................    4,647,705
                                                                ----------
            Total investment income..........................                   $7,237,234
     EXPENSES
       Investment advisory fees..............................    2,906,889
       Transfer agent fees...................................      336,400
       Pricing fees..........................................       70,115
       Custodian fees........................................       70,750
       Registration and filing fees..........................       68,367
       Reports to shareholders...............................       57,570
       Auditing fee..........................................       27,930
       Insurance.............................................       21,008
       Legal.................................................        7,690
       Directors' fees and expenses..........................        6,222
       Association dues......................................        4,252
       Taxes.................................................          811
       Shareholder Communication.............................          333
                                                                ----------
            Total expenses...................................    3,578,337
            Net investment income............................                    3,658,897
                                                                               -----------
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments......................   36,920,382
       Net increase in unrealized appreciation on
          investments........................................   29,588,487
                                                                ----------
       Net realized and unrealized gains on investments......                   66,508,869
                                                                               -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $70,167,766
                                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                Year Ended     Year Ended
                                                                 June 30,       June 30,
                                                                   1996           1995
                                                               ------------   ------------
     OPERATIONS
     Net investment income..................................     $3,658,897     $3,092,054
     Net realized gains (losses) on investments.............     36,920,382     (6,008,265)
     Net increase in unrealized appreciation of
       investments..........................................     29,588,487     43,840,917
                                                               ------------   ------------
       Net increase from operations.........................     70,167,766     40,924,706
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income...................     (3,746,716)    (1,719,823)
     Distributions from net realized capital gains..........     (6,610,825)    (6,374,831)
                                                               ------------   ------------
       Total distributions..................................    (10,357,541)    (8,094,654)
                                                               ------------   ------------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock............................     82,130,543    133,877,678
     Reinvestment of distributions..........................      9,581,641      7,557,313
     Less: redemptions......................................    (95,588,642)   (45,303,065)
                                                               ------------   ------------
       Increase (decrease) resulting from
          capital share transactions........................     (3,876,458)    96,131,926
                                                               ------------   ------------
     Total increase in net assets...........................     55,933,767    128,961,978
     NET ASSETS
     Beginning of period....................................    328,153,253    199,191,275
                                                               ------------   ------------
     End of period (includes undistributed net investment
       income of $1,746,942 and $1,834,761, respectively)...   $384,087,020   $328,153,253
                                                               ============   ============

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                                                                For the period ended June 30,
                             ----------------------------------------------------------------------------------------------------
                               1996       1995       1994      1993      1992      1991      1990      1989      1988      1987
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
    Net Asset Value -
     Beginning
     of Period............     $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29    $17.02
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
    Income from Investment
     Operations
    ----------------------
    Net Investment Income
     (loss)...............        .30        .27        .09      (.01)      .07       .20       .06       .41      (.11)      .02
    Net Gains (Losses) on
     Securities
     (both realized and
     unrealized)..........       5.47       3.63        .76      5.51      3.45       .49      2.84      1.87      (.29)     (.52)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
    Total From Investment
     Operations...........       5.77       3.90        .85      5.50      3.52       .69      2.90      2.28      (.40)     (.50)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
    Less Dividends and
     Distributions
    ----------------------
    Dividends from net
     investment
     income...............       (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)      .00      (.02)     (.07)
    Distributions from net
     realized capital
     gains................       (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)      .00     (1.22)    (1.16)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
    Total Dividends and
     Distributions........       (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)      .00     (1.24)    (1.23)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
    Net Asset Value - End
     of Period............     $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29
                             ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
    Total Return..........     21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%    16.70%    (2.99%)   (2.57%)
                             ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
    Ratios/Supplemental
     Data
    -------------------
    Net Assets, End of
     Period
     (in thousands).......   $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058    $9,598   $10,706   $18,701
    Ratio of Expenses to
     Average Net Assets...      0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%     2.01%+    1.85%+    1.72%
    Ratio of Net
     Investment Income
     (Loss) to Average Net
     Assets...............      0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%     2.83%+    (.59%)+    .15%
    Portfolio Turnover
     Rate.................        34%        29%        43%       61%       61%       85%       66%       62%       58%       88%
    Average Commission
     Paid per Share.......    $0.0588         --         --        --        --        --        --        --        --        --
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1996
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

   a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $304,983,244, the aggregate gross unrealized appreciation is $80,032,759 and the aggregate gross unrealized depreciation is $7,041,246 resulting in net unrealized appreciation of $72,991,513.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

   g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

FOR THE YEAR ENDED JUNE 30, 1996
================================================================================

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

3. ADVISORY FEE AND EXPENSE LIMITATION: The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended June 30, 1996 and June 30, 1995, were as follows:

                                                                1996           1995
                                                             ----------     ----------
      Shares sold                                             2,717,761      5,275,075
      Shares issued on reinvestment of distributions            322,055        305,024
                                                             ----------     ----------
                                                              3,039,816      5,580,099
      Shares redeemed                                        (3,138,480)    (1,765,630)
                                                             ----------     ----------
      Net increase (decrease)                                   (98,664)     3,814,469
                                                             ==========     ==========

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1996 was $3,000.

6.  INVESTMENTS:

   a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended June 30, 1996 were $93,954,480 and $115,838,474, respectively.

   b. INCOME PRODUCING INVESTMENTS: At June 30, 1996, those investments in securities which produce investment income (cash dividends) are Bancorp Hawaii, Inc., British Sky Broadcasting Group plc, Cato Corporation - Class A, Cracker Barrel Old Country Store, Inc., Equity Residential Properties Trust, Heilig-Meyers Company, Kohl's Corporation, Lomak Petroleum, Inc., Molex, Inc. - Class A, National Data Corp., Oasis Residential, Inc., Paychex, Inc., Service Corp. International, Sotheby's Holdings, Inc., Spieker Properties, Inc., Stewart Enterprises, Inc., Tanger Factory Outlet Centers, Inc., The Town and Country Trust and The York Group, Inc. All other investments in securities are non-income producing.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Board of Directors and Shareholders of Meridian Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
July 31, 1996

                                                     MERIDIAN FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL P. MORK

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                            FUND/PLAN SERVICES, INC.
                           Conshohocken, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 1996